Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of February 4, 2006, by and among Sirenza Microdevices, Inc., a Delaware corporation (the “Company”), Phillip Chuanze Liao (“Seller”) and Yeechin Shiong Liao (“Spouse” and, collectively with Seller, the “Security Holders”).

RECITALS

A. The Security Holders and the Company have entered into an Agreement and Plan of Merger, dated the date hereof by and among the Company, Premier Devices, Inc., a California corporation (“PDI”), Penguin Acquisition Corporation (“Merger Sub”), and the Security Holders (the “Merger Agreement”) which provides for the merger of PDI with and into Merger Sub (the “Merger”). Capitalized terms that are used but not otherwise defined herein shall have the respective meaning ascribed thereto in the Merger Agreement.

B. In connection with the Merger, the Security Holders will be issued shares of common stock of the Company, par value $0.001 per share (“Common Stock”); and

C. Pursuant to the terms of the Merger Agreement, the Company and the Security Holders are entering into this Agreement as of the date hereof, which Agreement shall become effective as of the Closing (as defined below).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements herein contained, the Company and the Security Holders agree as follows:

ARTICLE 1.

DEFINITIONS

1.1 Defined Terms. In addition to the terms defined elsewhere in this Agreement, for all purposes of and under this Agreement, the following respective terms shall have the respective meanings indicated below:

(a) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 promulgated under the Securities Act.

(b) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

(c) “Closing” means the closing of the Merger.

(d) “Commission” means the Securities and Exchange Commission.

(e) “Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq Small Cap Market.

(f) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(g) “Form 8-K Date” means the date on which the financial statements required to be filed by the Company pursuant to Item 9.01 of Form 8-K with respect to the transactions contemplated in the Merger Agreement have been filed with the Commission.

(h) “Person” means an individual, partnership, firm, corporation, association, joint venture, trust, unincorporated organization or other entity, including any governmental entity or any department, agency or political subdivision thereof and any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

(i) “Prospectus” means the prospectus with respect to the Registrable Securities in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, as such prospectus may be amended or supplemented from time to time.

(j) “Registrable Securities” means any Common Stock issued pursuant to the Merger Agreement, together with any Common Stock issued upon any stock split or stock dividend with respect to the foregoing. As such, shares of Common Stock shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such shares of Common Stock shall have become effective under the Securities Act and such shares of Common Stock shall have been disposed of pursuant to such registration statement, (ii) such shares of Common Stock shall have been sold or otherwise distributed pursuant to Rule 144 (or any successor provision), (iii) all of such shares of Common Stock may be sold pursuant to Rule 144 (or any successor provision) without any volume or manner of sale restrictions thereunder, or (iv) such shares of Common Stock shall have ceased to be outstanding.

(k) “Registration Statement” means the registration statement required to be filed pursuant to Section 2.1, as such registration statement may be amended or supplemented from time to time, including any information deemed to be a part thereof as of the time of effectiveness pursuant to Rule 430A, 430B or 430C.

(l) “Required Filing Date” means 1 Business Day after the Form 8-K Date.

(m) “Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(n) “Rules and Regulations” means the rules and regulations promulgated under the Securities Act.

(o) “Securities Act” means the Securities Act of 1933, as amended.

(p) “Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the Nasdaq National Market (or any successor thereto), or (c) if trading does not occur on the Nasdaq National Market (or any successor thereto), any Business Day.

(q) “Trading Market” means the Nasdaq National Market or any other Eligible Market on which the Common Stock is then listed or quoted.

ARTICLE 2.

REGISTRATION RIGHTS

2.1 Resale Registration Statement.

(a) The Company shall use its commercially reasonable efforts, subject to receipt of necessary information from the Security Holders for inclusion in such filing, to prepare and file with the Commission on or prior to the Required Filing Date a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a delayed or continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith).

(b) The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof, and shall use commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) the tenth anniversary of the date that the Registration Statement is first declared effective by the Commission and (ii) the date when all securities covered by the Registration Statement shall have ceased to be Registrable Securities (the “Effectiveness Period”).

(c) The Company shall notify the Seller, as agent for the Security Holders, in writing promptly (and in any event within two Trading Days) after receiving notification from the Commission that the Registration Statement has been declared effective.

(d) The Company’s obligations pursuant to this Section 2.1 and Section 2.2 shall be conditioned upon receipt from the Security Holders of a Selling Stockholder Questionnaire in the form attached hereto as Exhibit A, as such form may be hereafter revised as necessary to reflect amendments to the Securities Act and the rules and regulations promulgated thereunder.

(e) Notwithstanding anything in this Agreement to the contrary, the Company may, by written notice to the Seller, require that the Security Holders immediately cease the sale of shares of Common Stock pursuant to the Registration Statement if the Company’s Board of Directors determines in good faith that, due to pending material corporate developments, it is in the best interests of the shareholders of the Company to suspend the use of the Registration Statement. Upon receipt of such notice, the Security Holders shall immediately discontinue any sales of Registrable Securities pursuant to the Registration Statement until copies of a supplemented or amended Prospectus and any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus have been made available to the Security Holders on Commission’s EDGAR database or otherwise, or until the Seller is advised in writing by the Company that the then-current Prospectus may be used. The Company’s rights under this Section 2.1(e) may be exercised for a period of no more than 45 days at a time and not more than two times in any twelve-month period.

2.2 Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than three Trading Days prior to the filing of the Registration Statement, furnish to the Seller copies of all such documents proposed to be filed in connection with the Registration Statement, which documents will be subject to the review of the Seller.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective during the Effectiveness Period; (ii) cause the Prospectus to be amended or supplemented by any necessary prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Seller true and complete copies of all correspondence from and to the Commission relating to the Registration Statement.

(c) Notify the Seller as promptly as reasonably possible, and (if requested) confirm such notice in writing no later than two Trading Days thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a “review” of the Registration Statement; (ii) the Commission comments in writing on the Registration Statement (in which case the Company shall deliver to the Seller a copy of such comments and of all written responses thereto); (iii) the Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to the Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of the Registration Statement or initiates any proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of the Registrable Securities for sale in any jurisdiction, or the initiation or threat of any proceeding for such purpose; or (vii) any revision to the Registration Statement or Prospectus as supplemented or amended is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Use its commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Upon request, make available to the Seller, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by the Seller (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(f) Promptly deliver to the Security Holders, without charge, as many copies of the Prospectus and each amendment or supplement thereto as the Security Holders may reasonably request.

(g) (i) In the time and manner required by the primary Trading Market, prepare and file with such Trading Market any required additional shares listing application covering all of the Registrable Securities; (ii) take all commercially reasonable steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to the Seller evidence of such listing; and (iv) use commercially reasonable efforts to maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market.

(h) Use commercially reasonably efforts to register or qualify or cooperate with the Security Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as the Seller requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement;

provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

(i) Cooperate with the Security Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Security Holders may request.

(j) Upon the occurrence of any event described in Section 2.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and that the Prospectus, as thereafter delivered will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2.3 Obligations of the Security Holders. Each Security Holder agrees that he or she will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Security Holder further agrees that, upon receipt by Seller of a notice from the Company pursuant to Section 2.1(e) or upon receipt by Seller of notice from the Company of the occurrence of any event of the kind described in Sections 2.2(c)(v), (vi) or (vii), the Security Holders will discontinue the disposition of Registrable Securities under the Registration Statement until the Security Holders’ receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 2.2(j), or until Seller is advised in writing by the Company that the use of the then-current Prospectus may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this Section 2.3.

2.4 Registration Expenses. The Company shall pay (or reimburse the Security Holders for) all fees and expenses incident to the performance of the Company’s obligations under Sections 2.1 and 2.2, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses reasonably requested by the Security Holders), (c) fees and expenses of counsel of the Company, and (d) all listing fees to be paid by the Company to the Trading Market. Each Security Holder shall be responsible for paying the underwriters’ commission or brokerage fees and taxes of any kind

(including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of Registrable Securities by such Security Holder.

2.5 Indemnification.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Security Holders against any losses, claims, damages, liabilities or expenses to which the Security Holders may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them (in the case of the Prospectus only, in light of the circumstances under which they were made), not misleading, and will reimburse the Security Holders for any legal and other expenses as such expenses are reasonably incurred by the Security Holders in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement to the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of PDI at or prior to the Closing or a Security Holder expressly for use therein or in any document incorporated by reference therein, (ii) the failure of a Security Holder to comply with the covenants and agreements contained in Section 2.3 of this Agreement, or (iii) any untrue statement or omission of a material fact in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Seller before the pertinent sale or sales by a Security Holder.

(b) Indemnification by the Security Holders. The Security Holders, jointly and severally, will indemnify and hold harmless the Company, each of its directors, each of its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who sign the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of the Security Holders to comply with the covenants and agreements contained in Sections 2.3 of this Agreement or (ii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus only, in light of the circumstances under which they were made), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of PDI at or prior to the Closing or a Security Holder expressly for use therein or in any document incorporated by reference therein, and the Security Holders, jointly and severally, will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action for which such person is entitled to be indemnified in accordance with this Section 2.5(b).

(c) Indemnification Procedure.

(i) Promptly after receipt by an indemnified party under this Section 2.5 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 2.5, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 2.5 except to the extent it is prejudiced as a result of such failure.

(ii) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel reasonably acceptable to the indemnifying party to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action, the indemnifying party will not be liable to such indemnified party under this Section 2.5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

a) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action), or

b) the indemnifying party shall not have engaged counsel to represent the indemnified party (or both the indemnified and indemnifying party, as applicable) within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel to the indemnified party shall be at the expense of the indemnifying party.

(d) Contribution. If a claim for indemnification under this Section 2.5 is unavailable to an indemnified party (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party, respectively, in connection with the actions, statements or omissions that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party under this Section 2.5(d) as a result of any losses, claims, damages, liabilities or expenses shall be deemed to include, subject to the limitations set forth in this Section 2.5, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No party to this Agreement guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any other party to this Agreement who was not guilty of such fraudulent misrepresentation.

ARTICLE 3.

MISCELLANEOUS

3.1 Effective Time; Termination. This Agreement shall become effective concurrent with the Closing, and shall be null and void, and no party hereto shall have any obligation hereunder, if the Merger Agreement is terminated pursuant to its terms prior to the Closing. This Agreement may be terminated at any time by the mutual written consent of the Company and the Security Holders.

3.2 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally or by commercial messenger or courier service on the Party to whom notice is to be given, or on the third day after mailing if mailed to the Party to whom notice is to be given, by first class mail registered or certified, postage prepaid, and properly addressed as follows:

If to the Company:

Sirenza Microdevices, Inc.

303 South Technology Court

Broomfield, CO 80021

Attention: Robert Van Buskirk

Facsimile: (303) 327-3483

with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation

650 Page Mill Road

Palo Alto, CA 94304

Attention: Steven V. Bernard

Facsimile: (650) 493-6811

and to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation

One Market, Spear Tower

Suite 3300

San Francisco, CA 94105

Attention: Michael S. Ringler

Facsimile: (415) 947-2099

If to Seller and/or Spouse:

Phillip Chuanze Liao and Yeechin Shiong Liao

___________________________

Atherton, CA 94027

Facsimile: ___________

with a copy (which shall not constitute notice) to:

Orrick, Herrington & Sutcliffe LLP

1000 Marsh Road

Menlo Park, CA 94061

Attention: Lowell D. Ness

Facsimile: (650) 614-7401

3.3 No Third Party Beneficiaries. Nothing contained in this Agreement shall be construed to confer upon or give to any person or entity other than the Parties hereto and their successors and permitted assigns any rights or remedies under or by reason of this Agreement.

3.4 Entire Agreement. This Agreement, the Merger Agreement and the other Ancillary Agreements referred to therein set forth the entire agreement of the Parties hereto with respect to the matters contained herein and no other prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective for any purpose.

3.5 Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws of any jurisdiction.

3.6 Jurisdiction. With respect to any matter based upon or arising out of this Agreement or the transactions contemplated by this Agreement that seeks temporary or injunctive relief or specific performance, each of the parties (a) consents to the jurisdiction and venue of the state courts of the State of California located in the county of Santa Clara or San Francisco, (b) agrees that process may be served upon them in any manner authorized by the laws of the State of California for such persons, (c) waives the defense of an inconvenient forum and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process, and (d) agrees that a final judgment in such legal proceeding shall be final, binding and enforceable in any court of competent jurisdiction.

3.7 Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. Notwithstanding the foregoing, the Security Holders may not assign this Agreement or any of their respective rights, interests or obligations hereunder without the prior written consent of the Company.

3.8 Counterparts. This Agreement may be signed by the Parties in counterparts and the signature pages combined shall create a document binding on all Parties.

3.9 Severability. If any provision of the Agreement is held to be invalid or unenforceable at law, that provision will be reformed as a valid provision to reflect as closely as possible the original provision giving maximum effect to the intent of the Parties, or if that cannot be done, will be severed from the Agreement without affecting the validity or enforceability of the remaining provisions.

3.10 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

3.11 Appointment of Seller as Agent. Spouse hereby appoints Seller as her agent and attorney-in-fact, with full power of substitution, to act for and on her behalf in respect of this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Agreement has executed by the parties hereto as of the date first written above.

SIRENZA MICRODEVICES, INC.

By:	/s/ Robert Van Buskirk

Name:	Robert Van Buskirk

Title:	President and CEO

PHILLIP CHUANZE LIAO

/s/ Phillip Liao

YEECHIN SHIONG LIAO

/s/ Yeechin Liao

[Signature Page to Registration Rights Agreement]

EXHIBIT A

Selling Stockholder Questionnaire

The undersigned beneficial owner of Common Stock of Sirenza Mircrodevices, Inc. (the “Company”) (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission a registration statement (the “Registration Statement”) for the registration and resale under the Securities Act of 1933, as amended (the “Securities Act”) of the Registrable Securities. This Questionnaire is delivered pursuant to the terms of the Registration Rights Agreement, dated as of February 4, 2006 (the “Registration Rights Agreement”), among the Company and the undersigned. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

1.	Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly, alone or with others, has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3.	Beneficial Ownership of Registrable Securities:

(a)	Number of shares of Registrable Securities beneficially owned:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes  ☐    No  ☐

Note :	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes  ☐    No  ☐

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐    No  ☐

Note :	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution

The undersigned has reviewed the “Plan of Distribution” section contained in the Registration Statement and acknowledges that all such information is true and correct, and agrees not to take any action that is inconsistent with the terms contained therein.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: _________________________________________	Beneficial Owner: __________________________________

By:
Name:

Title:

PLEASE FAX THE COMPLETED AND EXECUTED QUESTIONNAIRE TO:

Sirenza Microdevices, Inc.

Attn: General Counsel

Facsimile No.: (303) 327-3483